Sentinel Variable Products Trust Supplement dated June 17, 2009 to the Prospectus dated May 1, 2009

Effective August 3, 2009, the third and fourth sentences of the section of the Prospectus titled “Sentinel Variable
Products Mid Cap Growth Fund – Principal Investment Strategies” are hereby deleted and replaced with the following sentence:

For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.

SF0974(0609)

Cat. No. 50814